UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 27, 2025

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard,Suite 782 Los Angeles,CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On February 27, 2025, Triller Group Inc. (“Triller”) (i) issued a press release, announcing the release of its latest investor presentation, which is available on the Company’s Investor Relations page at the Company’s website address: https://trillercorp.com/ir/.

The materials attached as Exhibits 99.1 and 99.2 are incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Forward-Looking Statements

This current report on Form 8-K, including the exhibit furnished herewith, contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Triller’s expectations discussed in the forward-looking statements. These forward-looking statements, by their nature, require Triller to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein. Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but investors are cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect Triller and its business. Investors are further are cautioned not to place undue reliance upon any forward-looking statements in this current report on Form 8-K. Additional factors are discussed in Triller’s filings with the SEC, which are available for review at www.sec.gov. Triller undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated February 27, 2025
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: February 27, 2025

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